UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2017 (May 18, 2017)

 L Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2017. The matters voted upon at the Annual Meeting, each of which is described in the 2017 Proxy Statement filed on April 6, 2017 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Donna A. James, Jeffrey H. Miro, Michael G. Morris and Raymond Zimmerman were elected to the Board of Directors for a term of three years. Of the 251,064,592 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Donna A. James	219,534,200	12,264,585	1,467,262	17,798,545
Jeffrey H. Miro	220,350,776	11,447,724	1,467,547	17,798,545
Michael G. Morris	231,551,489	1,569,165	145,393	17,798,545
Raymond Zimmerman	221,501,627	11,621,926	142,494	17,798,545

In addition, directors whose term of office continued after the Annual Meeting were: E. Gordon Gee, Dennis S. Hersch, David T. Kollat, Stephen D. Steinour, Allan R. Tessler, Abigail S. Wexner and Leslie H. Wexner.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2017 fiscal year was ratified, with 249,289,459 shares voting for the appointment, 1,541,114 shares voting against the appointment and 234,019 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the Proxy Statement was approved by the stockholders, on an advisory basis, with 230,016,037 shares voting for the Company’s executive compensation, 2,890,140 shares voting against the Company’s executive compensation, 359,870 shares abstaining and 17,798,545 broker non-votes. 98.76% of the shares voting on the proposal voted in favor of the proposal.

Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation

The stockholders adopted, on an advisory basis, the option to hold an advisory vote on executive compensation every year, with a vote of 209,422,106 shares in favor of holding the advisory vote every year, 192,114 shares in favor of holding the advisory vote every 2 years and 23,311,117 shares in favor of holding the advisory vote every 3 years, with 340,710 shares abstaining and 17,798,545 broker non-votes.

In light of these results, the Board of Directors has determined that the Company will hold an advisory vote on the Company’s executive compensation as described in the Company’s proxy statement every year.

Stockholder Proposal to Change Certain Voting Requirements

The stockholder proposal to change certain voting requirements was approved by the stockholders, with 134,132,362 shares voting for the proposal, 98,087,635 shares voting against the proposal, 1,046,050 shares abstaining and 17,798,545 broker non-votes. 57.76% of the shares voting on the proposal (representing 47.10% of the total shares outstanding as of March 24, 2017, the record date for the Annual Meeting) voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 22, 2017	By:	/s/ Samuel P. Fried
Name: Samuel P. Fried
Title: Executive Vice President – Law, Policy & Governance